I N T E R N AT I O N A L

     Templeton Emerging Markets Fund

Contents

Semiannual Report

Templeton Emerging Markets Fund 1

Performance Summary 5

Important Notice to Shareholders 6

Financial Highlights and Statement of Investments 7

Financial Statements 11

Notes to Financial Statements 14

Annual Meeting of Shareholders 21

Dividend Reinvestment and Cash Purchase Plan 22

Shareholder Information 24

Semiannual Report

Templeton Emerging Markets Fund

Your Fund's Goal and Main Investments: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

Geographic Breakdown
Based on Total Net Assets as of 2/28/11

Asia
58.3%
Latin America & Caribbean
21.7%
Europe
19.4%
Middle East & Africa
0.6%

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Fund's semiannual report for the period ended February 28, 2011.

Economic and Market Overview

During the six-month period under review, emerging markets generally enjoyed broad-based healthy economic growth. Emerging markets encountered two major interruptions to otherwise rising equity prices. The first was concerns of a wider debt crisis in the eurozone after Ireland became the second European Union country to accept emergency financial aid in November 2010. Investors became cautious as expectations grew that Portugal and Spain could require financial support. The correction in equity prices was, however, short-lived as investors focused on the long-term opportunities and prospects of the wider emerging markets asset class.

Unrest in the Middle East and North Africa posed a second challenge for emerging markets during the reporting period. Markets started 2011 on a positive note but quickly sank after riots unseated government leaders in Tunisia and Egypt, and unrest spread to Libya. Investors grew increasingly

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 8.

Semiannual Report | 1

Top 10 Countries

Based on Equity Investments as of 2/28/11

worried that contagion from the Middle East could widen and, subsequently, derail the global economic recovery. Concerns of an interruption in oil supplies due to turmoil in major oil-producing countries such as Libya led to a sharp oil price spike. High oil prices, coupled with increasing food prices in many markets, further hampered global economic growth and fueled inflation concerns.

Despite these challenges, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, which measures stock market performance in global emerging markets, returned +15.03% for the six months ended February 28, 2011, partly due to stronger local currencies.1 During the review period, markets in Eastern Europe were little affected by the turmoil in the Middle East and were the best performing by region, as bargain hunters returned in search of undervalued stocks trading at attractive valuations. Resource-rich countries such as Russia and South Africa also performed well, largely because of higher commodity prices. Turkey, however, lagged its peers due to its proximity to the Middle East.

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company’s potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company’s position in its sector, the economic framework and political environment.

Performance Overview

Templeton Emerging Markets Fund delivered cumulative total returns of +17.23% based on market price and +18.09% based on net asset value for the six months under review.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index and an index in not representative of the Fund’s portfolio.

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Manager’s Discussion

During the six-month reporting period, major contributors to absolute performance included South Korean oil refinery and service station operator SK Innovation (formerly, SK Energy), major Chinese automobile manufacturer Brilliance China Automotive Holdings, and one of the world’s largest iron ore producers, Brazil’s Vale. SK Innovation’s share price benefited from strong refining margins. Brilliance China has a joint venture with BMW for the production and sale of certain BMW models in China. The company gained from demand growth for automobiles and government stimulus measures in the sector. Higher iron ore prices and ongoing consolidation of the global mining sector boosted Vale’s share price. In our view, the company is well positioned to gain from emerging market demand as well as the positive long-term trend in commodity prices. Consistent with our long-term perspective, we hold a favorable view on the metals and energy sectors.

Among the largest detractors from Fund performance were leading Indian iron ore miner Sesa Goa, large Turkish commercial bank Akbank, and leading Thai industrial estate property company Amata. All three stocks ended the reporting period with price declines. Despite higher iron ore prices, Sesa Goa’s share price fell as a result of a possible increase in export taxes. We remained positive about Sesa Goa for the long term as we think it has a strong balance sheet, good valuations and potential profitability. Akbank’s share price suffered a setback due to contraction of net interest margins. Nevertheless, we continued to consider the bank’s valuation attractive and maintained a positive long-term outlook for the bank due to its asset quality and relatively strong market position. The Fund divested its holding in Amata during the six-month period after a sharp price rebound reached our sale price target.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2011, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investments predominantly in securities denominated in currencies with non-U.S. exposure. However, one cannot expect the same result in future periods.

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During the reporting period, we identified attractive fundamentals in several countries and increased the Fund’s holdings in Hong Kong, Indonesia, South Africa and Pakistan. This subsequently increased exposure to construction and engineering, diversified banks, consumer electronics, and metals and minerals companies. The largest additions included one of South Korea’s leading residential property developers, Hyundai Development. We also increased our investment in Hong Kong global cordless phone leader VTech Holdings and initiated a position in major Indonesian bank Bank Danamon Indonesia. Conversely, we made some sales in Thailand and South Korea, while eliminating exposure to Taiwan. The Fund sold four holdings during the reporting period to achieve sell targets and to raise funds for income distributions. We reduced our holding in South Korean oil refinery and service station operator SK Innovation and sold our positions in Taiwanese circuit design company Media Tek, Thai industrial real estate company Hemaraj Land and Development Public, and Amata, mentioned earlier.

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Mark Mobius Executive Chairman Templeton Emerging Markets Group

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of 2/28/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

Semiannual Report | 5

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

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Semiannual Report | The accompanying notes are an integral part of these financial statements. | 7

Templeton Emerging Markets Fund

Statement of Investments, February 28, 2011 (unaudited)

	Industry	Shares	Value
Common Stocks 83.9%			
Austria 0.9%			
OMV AG	Oil, Gas & Consumable Fuels	89,020	$ 3,784,802
Brazil 3.5%			
Itau Unibanco Holding SA, ADR	Commercial Banks	666,033	14,799,253
China 18.8%			
[a] Aluminum Corp. of China Ltd., H	Metals & Mining	9,792,000	9,655,590
Anhui Tianda Oil Pipe Co. Ltd., H	Energy Equipment & Services	7,714,000	3,119,869
[a] Brilliance China Automotive Holdings Ltd.	Automobiles	32,040,000	26,204,635
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	7,136,000	7,256,483
Chiwan Wharf Holdings Ltd., B	Transportation Infrastructure	2,126,967	4,069,051
Guangzhou Automobile Group Co. Ltd., H	Automobiles	10,518,034	13,585,597
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	9,248,000	12,586,352
Win Hanverky Holdings Ltd.	Textiles, Apparel & Luxury Goods	13,416,000	1,894,794
			78,372,371
Hong Kong 6.0%			
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,658,100	13,181,895
Victory City International Holdings Ltd.	Textiles, Apparel & Luxury Goods	29,379,107	5,733,613
VTech Holdings Ltd.	Communications Equipment	568,600	6,044,820
			24,960,328
Hungary 1.3%			
[a] MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	45,775	5,546,649
India 10.9%			
National Aluminium Co. Ltd.	Metals & Mining	665,030	6,342,504
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	1,083,180	6,476,586
Peninsula Land Ltd.	Real Estate Management & Development	1,391,390	1,775,163
Sesa Goa Ltd.	Metals & Mining	2,716,280	15,740,202
Tata Consultancy Services Ltd.	IT Services	617,600	15,185,197
			45,519,652
Indonesia 6.2%			
PT Astra International Tbk	Automobiles	2,195,000	12,951,284
PT Bank Central Asia Tbk	Commercial Banks	15,134,500	10,808,519
PT Bank Danamon Indonesia Tbk	Commercial Banks	2,632,500	1,909,879
			25,669,682
Mexico 2.1%			
Wal-Mart de Mexico SAB de CV, V	Food & Staples Retailing	3,022,000	8,662,583
Pakistan 1.9%			
[a] Faysal Bank Ltd.	Commercial Banks	14,347,966	1,855,615
MCB Bank Ltd.	Commercial Banks	2,555,709	6,109,858
			7,965,473
Poland 0.3%			
Polnord SA	Construction & Engineering	114,592	1,274,865

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10 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 11

12 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Emerging Markets Fund

Financial Statements *(continued)*

Statements of Changes in Net Assets

	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase (decrease) in net assets:		
Operations:		
Net investment income (loss)	$ (411,380)	$ 2,692,212
Net realized gain (loss) from investments and foreign currency transactions	4,826,412	1,426,996
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	59,914,392	70,072,348
Net increase (decrease) in net assets resulting from operations	64,329,424	74,191,556
Distributions to shareholders from net investment income	(2,692,868)	(2,542,876)
Capital share transactions (Note 2)	—	236,892
Net increase (decrease) in net assets	61,636,556	71,885,572
Net assets:		
Beginning of period	355,286,368	283,400,796
End of period	$416,922,924	$355,286,368
Undistributed net investment income (distributions in excess of net investment income) included in net assets:		
End of period	$ (412,852)	$ 2,691,396

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Semiannual Report | 15

Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of February 28, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

The Fund’s Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the periods ended February 28, 2011 and August 31, 2010, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Semiannual Report | 17

Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Effective May 1, 2011, the Fund will pay fees based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2010, the capital loss carryforwards were as follows:

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Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

At February 28, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2011, aggregated $9,540,320 and $11,264,530, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2011, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS Selected Portfolio ADR - American Depository Receipt

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Templeton Emerging Markets Fund

Annual Meeting of Shareholders, February 25, 2011

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on February 25, 2011. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2011. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday and J. Michael Luttig.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2011. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1.	The election of four Trustees:

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2011:

*Ann Torre Bates, Charles B. Johnson, Gregory E. Johnson, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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Templeton Emerging Markets Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon (the “Plan Administrator”) and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.

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Templeton Emerging Markets Fund

Transfer Agent BNY Mellon Shareowner Services P.O. Box 358015 Pittsburgh, PA 15252-8015 1-800-416-5585 www.bnymellon.com/shareowner/equityaccess

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.bnymellon.com/shareowner/equityaccess or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect®. For information go to BNY Mellon Shareowner Services’ web site at www.bnymellon.com/shareowner/equityaccess and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN® (1-800/342-5236). The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Semiannual Report | 23

Templeton Emerging Markets Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2010. Additionally, the Fund expects to file, on or about April 29, 2011, such certifications with its Form N-CSR for the six months ended February 28, 2011.

24 | Semiannual Report

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Templeton Asset Management Ltd. (TAML) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the investment manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the investment manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the investment manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, the rules thereunder or pursuant to any SEC exemptive orders thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment Manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The investment manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the investment manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the investment manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the investment manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the investment manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Company. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.

The Registrant maintains

disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant changes in

the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits. (a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/ LAURA F. FERGERSON Laura F. Fergerson Chief Executive Officer – Finance and Administration Date: April 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON Laura F. Fergerson Chief Executive Officer – Finance and Administration Date: April 27, 2011

By /s/ MARK H. OTANI Mark H. Otani Chief Financial Officer and Chief Accounting Officer Date: April 27, 2011